SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

  Date of Report:   December 30, 2005           Commission File No. 000-28813

                            NEW CENTURY ENERGY CORP.
             (Exact name of registrant as specified in its charter)

                                    COLORADO
         (State or other jurisdiction of incorporation or organization)

                                   93-1192725
                      (IRS Employer Identification Number)

                           5851 SAN FELIPE, SUITE 775
                              HOUSTON, TEXAS 77057
                    (Address of principal executive offices)

                                 (713) 266-4344
                               (Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


     On December 30, 2005, New Century Energy Corp. (the "Company," "we," "us") entered into a Third Amendment Agreement ("Third Amendment"), an Amended and Restated Secured Convertible Term Note ("Restated Note," described in greater detail below) and an Option (the "December Option," described in greater detail below), with Laurus Master Fund, Ltd. ("Laurus"). On June 30, 2005 we previously entered into a Securities Purchase Agreement (the "June 2005 SPA"), Secured Convertible Term Note ("Convertible Note," which was amended and restated by the Restated Note, as described below), Common Stock Purchase Warrant (the "Warrant"), Option (the "June Option") and Registration Rights Agreement ("Registration Rights Agreement"), and related agreements with Laurus (as described in greater detail in our Report on Form 8-K filed with the Commission on July 8, 2005), and on September 19, 2005, previously entered into a Securities Purchase Agreement (the "September 2005 SPA"), Secured Term Note ("Term Note") and related agreements with Laurus (as described in greater detail in our Report on Form 8-K filed with the Commission on September 22, 2005). The December Option, Restated Note, Warrant and June Option are collectively referred to herein as the "Securities."

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THIRD  AMENDMENT

     The Third Amendment amended the Registration Rights Agreement to add a definition of the December Option; changed the date which we are required to obtain effectiveness of our Registration Statement, which we are required to file under the Registration Rights Agreement to register the Securities, to July 1, 2006, from January 31, 2006; and added a provision whereby we are required to file a Registration Statement covering the shares exercisable in connection with the December Option, no later than ten (10) business days after the date which we file our Form 10-KSB for the year ended December 31, 2005 or April 25, 2006, whichever is earlier.

DECEMBER  OPTION

     In connection with the Third Amendment, we agreed to issue Laurus the December Option, which provides Laurus the right to purchase up to 5,061,392 shares of our common stock at $0.001 per share, representing ten percent (10%) of our fully diluted issued and outstanding common Stock prior to the date of the June 2005 SPA (June 30, 2005). Laurus agreed under the December Option not to exercise any rights under the December Option until: (a) payment in full of all of the obligations and liabilities of the Company to Laurus under the June 2005 SPA and Restated Note have been paid in full and (b) the exercise of the Warrant by Laurus, provided however that Laurus may sell all or any portion of the Common Stock issuable upon the December Option following an event of default (as defined in the Amended Note), or upon 75 days notice to us.

     Under the December Option, if the Company effects a reorganization, consolidation, merger or dissolution, Laurus has the right to receive the amount of stock or other property (including cash) which Laurus would have been entitled, if Laurus had exercised the December Option in full immediately prior to the reorganization, consolidation, merger or dissolution, and the December Option shall continue to be binding upon such issuer and/or the person acquiring substantially all of the properties and/or assets of the Company. Additionally, under the December Option, in the event the Company issues additional shares of common stock as a dividend or other distribution on common stock or preferred stock, subdivides its outstanding shares of common stock, or combines its outstanding shares of common stock into a smaller number of shares of common stock, the number of shares that Laurus shall receive in connection with the exercise of the December Option shall be increased or decreased by multiplying the number of shares of common stock that would be issuable after such event and dividing that number by the issued and outstanding shares of common stock issued and outstanding immediately prior to such event.

     Laurus is not able to exercise any part of the December Option, if such exercise shall cause it to hold in excess of 9.99% of the Company's issued and outstanding common stock, provided however that Laurus may sell all or any portion of the common stock issuable upon the December Option following an event of default (as defined in the Amended Note), or upon 75 days notice to us.

     As a result of the December Option, Laurus has the right to convert the Restated Note, and exercise the Warrant, June Option and December Option into an aggregate of approximately 46,735,789 shares of the Company's common stock (assuming the full conversion of the Amended Note, Warrant, June Option and December Option and without taking into account any conversion for interest) which would constitute approximately 45.6% of the Company's then outstanding common stock (assuming the issuance of no additional shares of common stock other than in connection with the conversion of the Restated Note, and exercise of the Warrant, June Option and December Option); however, Laurus has contractually agreed not to hold more than 9.99% of the Company's issued and outstanding common stock, unless an event of default occurs or upon 75 days prior notice to the Company.

RESTATED  NOTE

     The Restated Note, which replaced and superceded the Convertible Note, but which had an effective date of June 30, 2005, the date of the original
Convertible Note, added a section to the original Convertible Note, which provided that the events of default set forth in the Restated Note are subject to the express waiver of certain events of default by Laurus in favor of the Company as provided in the Amendment Agreement (the "First Amendment Agreement") and the Second Amendment Agreement (the "Second Amendment Agreement") entered into on November 3, 2005 and December 14, 2005, respectively, by and between Laurus and the Company (as described in greater detail in our Report on Form 8-K filed with the Commission on December 14, 2005). The Restated Note provided that such events of default expressly waived pursuant to the First Amendment Agreement and the Second Amendment Agreement shall remain waived in accordance with the express terms of the First Amendment Agreement and the Second Amendment Agreement and shall not be deemed to constitute events of default for purposes of the Restated Note, the June 2005 SPA or related agreements, the September 2005 SPA and/or related agreements.

     Additionally, under the Restated Note, Laurus agreed to amend the date on which we were required to begin making payments of principal under the original Convertible Note from January 1, 2006, until July 1, 2006, in consideration for us entering into the Restated Note, the December Option and the Third Amendment. The payments of principal under the Restated Note are due monthly at the rate of $250,000 per month, until June 30, 2008, the maturity date of the Restated Note (the "Maturity Date"). On the Maturity Date, the $9,000,000 remaining outstanding under the Restated Note (assuming Laurus does not convert any principal amount of the Restated Note into shares of our common stock), plus any accrued an unpaid interest is due and payable.

SETTLEMENT  AGREEMENTS

     On or about December 23, 2005, we finalized a Settlement Agreement with our former Chief Executive Officer, President and Director, William F. Mason ("Mason" and the "Mason Settlement"). In connection with the Mason Settlement,

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we  and Mason agreed to rescind the Agreement between us and ERC Solutions, Inc.
("ERC"), our wholly owned subsidiary, which was entered into in March 2005, and which provided for ERC to indemnify us against certain liabilities, and to rescind certain provisions of the Reorganization (as defined below) and related agreements entered into between us and Mason; we and Mason agreed to release acquit and forever discharge each other from any and all claims, debts, demands,
actions,  cause  of  action,  suits,   contracts,  agreements   and  liabilities
whatsoever, in law or equity (other than the terms of the Mason Settlement) and other than those claims or liabilities which arise or relate to any business operated by Mason for the period from October 1, 2004 forward; and Mason agreed to make himself available and help the Company in connection with any subsequent claims or lawsuits made against the Company which date back prior to the
September 30, 2004 Plan of Reorganization ("Reorganization") entered into between the Company and Century Resources, Inc. In connection with the Mason Settlement, Mason agreed to convert his 5,000 shares of Series A Preferred Stock into 1,100,000 shares of our common stock, which shares were previously able to convert into 1,500,000 shares of our Common Stock, as each share of Series A Preferred Stock was able to convert into 300 shares of our Common Stock.
Additionally,  the   Mason  Settlement   amended  the   Agreement  and  Plan  of
Distribution ("Distribution Agreement") entered into in connection with the Reorganization, to remove the requirement that the shares of common stock of ERC be registered and distributed to our shareholders of record as of the prior distribution date. As a result of this amendment, it is unlikely that a Registration Statement will be filed to register and distribute the shares of ERC.

     On or about December 28, 2005, we finalized and made final payment on a Settlement Agreement and Mutual Release with our former transfer agent, Corporate Stock Transfer, Inc. ("Corporate" and the "Corporate Settlement"). In connection with the Corporate Settlement, we and Corporate agreed to withdraw with prejudice the lawsuits we had filed against each other (as described in greater detail in our Report on Form 10-QSB for the quarterly period ended September 30, 2005, filed with the Commission on December 20, 2005) and release, acquit and forever discharge each other and each other's related parties, including officers, directors and employees, from any and all rights, obligations, claims, demands and causes of action wither in contract or tort under federal and/or state law. Additionally, under the Corporate Settlement, we agreed to pay Corporate $2,750 and Corporate agreed to return all documents to us, which they are legally allowed, relating to their previous service as our transfer agent.

ITEM  2.01  COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     On January 3, 2006, we closed the Purchase and Sale Agreement entered into on November 1, 2005 ("Agreement") with Mr. Gerald W. Green, the "Seller." Pursuant to the Agreement, we agreed to purchase certain interests in and to certain oil and gas leases which are located within and adjacent to the Lindholm-Hanson Gas Unit in the Wishbone Field in McMullen County, Texas, located 80 miles south of San Antonio, Texas (the "Unit"), for $1,890,000. We previously paid the Seller a ten percent (10%) deposit under the Agreement, representing $189,000 and paid the Seller the remaining ninety percent (90%) of the purchase price, representing $1,701,000 on January 3, 2006. The interests purchased total a 1.75% working interest and a 1.3125% net revenue interest in the leases (the "Interest"). As a result of the closing of the Interest, our total ownership of interests within the Lindholm-Hanson Gas Unit totals a 15.20% working interest and a 12.2140% net revenue interest and our total ownership of the Lindholm fee #1 well, which is outside of the Unit includes a 12.10% working interest and an 8.9820% net revenue interest.

     The effective date of the sale of the Seller's Interest is October 1, 2005 (the "Effective Date"). At the closing and in accordance with the provisions of the Agreement, the Seller paid us the proceeds actually received by Seller and attributable to production during the period between the Effective Date and the closing. At the time of closing, we reimbursed Seller approximately $154,750 for drilling and development costs assumed by us and attributable to the ownership and operation of the purchased leases which were paid by Seller and incurred at or after the Effective Date.

     The Agreement is described in greater detail in our Report on Form 8-K filed with the Commission on November 7, 2005.


ITEM  3.02  UNREGISTERED  SALES  OF  EQUITY  SECURITIES.

     On December 19, 2005, we issued 1,100,000 shares of our restricted common stock to William F. Mason, in connection with his conversion of 5,000 shares of our Series A Convertible Preferred Stock pursuant to the Settlement Agreement entered into between us and Mason on December 19, 2005 (described in greater detail above). We claim an exemption from registration afforded by Section 4(2) of the Act since the foregoing issuance did not involve a public offering, the recipient took the shares for investment and not resale and we took appropriate measures to restrict transfer. No underwriters or agents were involved in the foregoing issuance and we paid no underwriting discounts or commissions.

     On December 30, 2005, we granted Laurus the December Option, which allows Laurus to purchase up to 5,061,392 shares of our common stock at an exercise price of $0.001 per share. We claim an exemption from registration afforded by Regulation S of the Act ("Regulation S") for the above issuances since the issuances were made to a non-U.S. person (as defined under Rule 902 section
(k)(2)(i) of Regulation S), pursuant to an offshore transaction, and no directed selling efforts were made in the United States by us, a distributor, any respective affiliates, or any person acting on behalf of any of the foregoing.


ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

Exhibit  10.1(1)     Purchase  and  Sale  Agreement  Dated  November  1,  2005
Exhibit  10.2(1)     Amendment  to Purchase and Sale Agreement Dated November 2,
2005
Exhibit  10.3*       Third  Amendment  Agreement
Exhibit  10.4*       Amended  and  Restated  Secured  Convertible  Note
Exhibit  10.5*       December  Option
Exhibit  10.6*       Settlement  Agreement  with  William  F.  Mason

(1) Filed as exhibits to our Report on Form 8-K filed with the Commission on November 7, 2005, and incorporated herein by reference.

*Filed  herewith.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NEW CENTURY ENERGY CORP.

                                             /s/ Edward R. DeStefano
                                             ------------------------
                                             Edward R. DeStefano,
                                             President

 Date: January 4, 2006

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